UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: November 21, 2007

(Date of earliest event reported)

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

9931 Franklin Avenue Franklin Park, Illinois	60131
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 21, 2007, Rubicon Technology, Inc. (“Rubicon”) closed the initial public offering of shares of its common stock. Rubicon sold 6,505,000 shares of common stock, which included the underwriters’ exercise in full of their option to purchase up to 1,005,000 shares to cover overallotments, and the selling stockholders named in Rubicon’s Registration Statement on Form S-1 (File No. 333-145880) sold an aggregate of 1,200,000 shares of common stock. The net proceeds, before expenses, received by Rubicon from the offering were $84,695,100 and the net proceeds received by the selling stockholders were $15,624,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Date: November 21, 2007	By:	/s/ Raja M. Parvez
	Name:	Raja M. Parvez
	Title:	President and Chief Executive Officer